STOCK PURCHASE AGREEMENT


        This Stock Purchase Agreement (the "Agreement") is entered into as of December 18, 1997 by and among CNET, Inc., a Delaware corporation (the "Company"), and the purchasers identified on the signature pages hereto (the "Purchasers"). The Company desires to sell, and the Purchasers desire to purchase, an aggregate of up to 800,000 shares (the "Shares") of the Company's common stock, $.0001 par value per share (the "Common Stock"), on the terms and subject to the conditions set forth herein. Accordingly, the Company and the Purchasers hereby agree as follows:

        1. Agreement to Purchase. At the Closing (as defined below), and subject to the terms and conditions set forth in this Agreement, each Purchaser will purchase from the Company, and the Company will issue and sell to such Purchaser, the number of Shares set forth on the signature page executed by such Purchaser for a purchase price equal to $24.75 per Share.

        2. Closing. The closing of the purchase and sale of the Shares (the "Closing") shall take place at 10:00 a.m. local time at the principal offices of the Company on December 19, 1997, or on such other date or at such other time or place as the Company and the Purchasers may agree. Upon payment of the purchase price for the Shares being purchased by each Purchaser, by wire transfer of immediately available funds to an account specified by the Company, the Company will deliver to such Purchaser a certificate or certificates representing such Shares, in such denominations and registered in such names as such Purchaser may request.

3.      Shelf Registration.

        (a) Within 60 days after the date of the Closing (the "Closing Date"), the Company will prepare and file with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Securities Act"), a registration statement on Form S-3 with respect to a continuous offering of the Shares by the Purchasers (the "Registration Statement") and will use its best efforts to cause the Registration Statement to become effective within 120 days after the Closing Date and to remain effective until the second anniversary of the Closing Date. The Purchaser will not sell any Shares under the Registration Statement unless, at the time of sale, the Registration Statement (and the most recently filed post-effective amendment thereto, if any) has been declared effective. The period of time during which the Registration Statement is effective is referred to as the "Registration Period."

                (b) Each Purchaser will use its best efforts to notify the Company two business days prior to selling any Shares pursuant to the Registration Statement. The Company will use commercially reasonable efforts to insure that the Registration Statement is updated from time to time (through post-effective amendments or through filings that are incorporated by reference into the Registration Statement) so that it does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                (c) Each Purchaser will furnish to the Company, at the Company's reasonable request, such information regarding the ownership of Shares by such Purchaser and the intended method of disposition thereof as is required in connection with the preparation of a registration statement covering the Shares.

                (d) The Company will bear all expenses arising or incurred in connection with any registration of the Shares hereunder, including without limitation registration fees, printing expenses and the Company's accounting and legal fees and expenses; provided that each Purchaser will bear the expense of any underwriting fees, discounts or commissions applicable to its sale of the Shares and the fees and expenses of any separate legal counsel or accounting firm engaged by such Purchaser.

                (e) The Company agrees to indemnify the Purchasers and each underwriter and selling broker of the Shares registered hereunder and their respective officers and directors and each person or entity, if any, who controls any of the foregoing within the meaning of Section 15 of the Securities Act and their respective successors (collectively, the "Purchaser Parties"), against all claims, losses, damages, liabilities, fines and penalties
(collectively, "Losses") arising out of or relating to any untrue statement (or alleged untrue statement) of a material fact contained in the Registration Statement or any prospectus included therein or incident thereto or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse the Purchaser Parties for any legal and other expenses reasonably incurred by them in connection with investigating or defending any claim or action related to such a Loss; provided, however, that the Company will not be liable in any such case if and to the extent that
(i) such statement or omission was made in reliance upon information (including, without limitation, written negative responses to inquiries) furnished to the Company in writing by a Purchaser Party expressly for use in the Registration Statement or such a prospectus or (ii) a Purchaser Party fails to deliver or cause to be delivered a copy of the final prospectus relating to such offering (as then amended or supplemented) to the person asserting such claim and such final prospectus would have cured the defect giving rise to such Loss.

                (f) Each Purchaser will indemnify the Company, the other Purchasers and their respective officers and directors and each person or entity, if any, who controls any of the foregoing within the meaning of Section 15 of the Securities Act and their respective successors (collectively, the "Company Parties") against all Losses arising out of or relating to any untrue statement (or alleged untrue statement) of a material fact contained in the Registration Statement or any prospectus included therein or incident thereto or any omission (or alleged omission) to state therein a material fact required to be stated or necessary to make the statements therein not misleading, and will reimburse the Company Parties for any legal and any other expenses reasonably incurred by them in connection with investigating or defending any claim or action related to such a Loss; provided, however, that this subparagraph (g) shall apply only in the case of and to the extent specified in clauses (i) and (ii) of the preceding paragraph.

                (g) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to any of the two preceding paragraphs, such person (the "Indemnified Party") shall promptly notify the person against whom such indemnity may be sought (the "Indemnifying Party") in writing and the Indemnifying Party, upon request of the Indemnified Party, shall retain counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified
Party and any others the Indemnifying Party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any Indemnified
Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the
Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Party shall not, in respect of the legal expenses of any Indemnified Party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel), and that all such fees and expenses shall be reimbursed as they are incurred. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Party agrees to indemnify the Indemnified Party from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified
Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from any liability on claims that are the subject matter of such proceeding.

4.      Representations and Warranties of the Company.  The
Company represents and warrants, as of the date hereof and as of the Closing Date, as follows:

        (a) The Company has taken all corporate action required to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder, including the issuance of the Shares. When issued to and paid for by the Purchasers in accordance with the terms of this Agreement, the Shares will be duly and validly issued, fully paid and nonassessable, and the issuance of the Shares will not be subject to any preemptive or similar rights that have not been waived.

        (b) As of the date of this Agreement, the authorized and outstanding capitalization of the Company consists of (i) a total of 5,000,000 authorized shares of preferred stock, $.01 par value per share (the "Preferred Stock"), none of which is issued or outstanding, and (ii) a total of 25,000,000 authorized shares of Common Stock, of which 13,949,681 shares were issued and outstanding as of the close of business on December 15, 1997. All of such outstanding shares are validly issued, fully paid and nonassessable, and none of such outstanding shares was issued in violation of any preemptive rights. In addition to the foregoing, as of December 15, 1997, warrants and options to purchase a total of 2,738,164 shares of Common Stock are outstanding, and the Company is authorized to grant additional options to purchase up to 548,522 additional shares of Common Stock pursuant to its existing stock option plans. Otherwise, there are not outstanding any options, warrants or similar agreements for the purchase from the Company of any shares of its capital stock or any securities convertible into or ultimately exchangeable or exercisable for any shares of the Company's capital stock.

        (c) Neither the sale of the Shares hereunder nor the performance of the Company's other obligations under this Agreement will violate, conflict with, result in a breach of or constitute a default (or an event that, with notice or lapse of time, would constitute a default) under (i) the certificate of incorporation or bylaws of the Company; (ii) any decree, judgment, order or determination of any court, governmental agency or body, or any arbitrator having jurisdiction over the Company or any of the Company's assets; (iii) any law, rule or regulation applicable to the Company; or (iv) the terms of any material agreement by which the Company is bound or to which any property of the Company is subject.

        (d) Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Shares by any form of general solicitation or general advertising. The Company has offered the Shares for sale only to the Purchasers and certain other "accredited investors" within the meaning of Rule 501 under the Securities Act. The sale of the Shares by the Company is not part of a plan or scheme to evade the registration requirements of the Securities Act.

        (e) The Company's Annual Report on Form 10-KSB for the year ended December 31, 1996, the Company's Quarterly Reports on Form 10-QSB for the quarters ended March 31, 1997, June 30, 1997 and September 30, 1997, and all Current Reports on Form 8-K filed by the Company since December 31, 1996 (collectively, the "Disclosure Documents"), as of the respective dates thereof, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

        (f) The financial statements of the Company included in each of the Disclosure Documents, including the schedules and notes thereto, comply in all material respects with the requirements of the Securities Act or the Securities Exchange Act of 1934, as amended, (as applicable) fairly present the financial condition and results of operations and cash flows of the Company and its subsidiaries at the respective dates and for the respective periods indicated and have been prepared in accordance with generally accepted accounting principles consistently applied throughout such periods.

        (g) Since September 30, 1997, there has been no material adverse change in the properties, business, results of operations or condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole.

        5. Representations and Warranties of the Purchasers. Each Purchaser (severally and not jointly) represents and warrants, as of the date hereof and as of the Closing, as follows:

                (a) Such Purchaser is acquiring the Shares for its own account for investment purposes and not with a view to the distribution thereof within the meaning of the Securities Act.

                (b) Such Purchaser understands that the Shares constitute "restricted securities" within the meaning of Rule 144 under the Securities Act and may not be sold, pledged or otherwise disposed of unless they are subsequently registered under the Securities Act and applicable state securities laws or unless an exemption from registration is available.

                (c) Such Purchaser is an "accredited investor" within the meaning of Rule 501 under the Act.

                (d) No consent, approval, authorization or order of any court, governmental agency or body or arbitrator having jurisdiction over such Purchaser or of such Purchaser's affiliates is required for the execution of this Agreement or the performance of such Purchaser's obligations hereunder, including, without limitation, the purchase of the Shares from the Company.

                (e) If such Purchaser is a corporation or partnership, such Purchaser has taken, or prior to the Closing will have taken, all corporate or partnership action (as applicable) required to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder.

6. Conditions to Closing. The obligations hereunder of the Company, on the one hand, and each of the Purchasers, on the other hand, shall be subject to (a) the accuracy of the representations and warranties of the other as of the date hereof and as of the Closing Date, as if such representations and warranties had been made on and as of such date, and (b) the performance by the other of its or their obligations hereunder that are required to be performed at or prior to the Closing.

        7.      Miscellaneous.

                (a) The terms and conditions of this Agreement represent the entire agreement between the parties with respect to the subject matter hereof and supersede any prior agreements or understandings, whether written or oral, between the parties respecting such subject matter. This Agreement may be modified only in a writing signed by the party against whom such modification is to be enforced.

                (b) No Purchaser may assign this Agreement or any rights or obligations hereunder without the prior written consent of the Company, and the Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser.

                (c) This Agreement shall be construed and enforced in accordance with the laws of the state of Delaware applicable to agreements between residents of Delaware wholly executed and wholly performed therein.

        (d) This Agreement may be executed in one or more counterparts, and such counterparts shall together constitute one and the same agreement.

        IN WITNESSES WHEREOF, the parties have entered into this Agreement as of the date first set forth above.

CNET, INC.


By:        /s/ Shelby W.
Bonnie
Shelby W. Bonnie,
Executive Vice
President and Chief
Operating Officer


SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT


        The undersigned hereby executes this counterpart signature page of the Stock Purchase Agreement, dated as of December 18, 1997, by and among CNET, Inc. and certain Purchasers, including the undersigned.

        Pursuant to this Agreement, the undersigned Purchaser is purchasing 700,000 shares of Common Stock for an aggregate purchase price of $17,325,000.

Individual:

_______________________________
(signature)

_______________________________
(name)

Corporation, Limited Liability Company or Trust:

Los Angeles Fire and Police Pension System
(name of entity)

By:        /s/ Gary Mattingly
        Gary Mattingly
        General Manager

Partnership:

_______________________________
(name of partnership)

_______________________________
(name of general partner)

By:     _________________________
Name:   _________________________
Title:  _________________________


SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT


        The undersigned hereby executes this counterpart signature page of the Stock Purchase Agreement, dated as of December 18, 1997, by and among CNET, Inc. and certain Purchasers, including the undersigned.

        Pursuant to this Agreement, the undersigned Purchaser is purchasing 25,000 shares of Common Stock for an aggregate purchase price of $618,750.

Individual:

_______________________________
(signature)

_______________________________
(name)

Corporation, Limited Liability Company or Trust:

_______________________________
(name of entity)

By:     _________________________
Name:   _________________________
Title:  _________________________

Partnership:

USA Networks
(name of partnership)

_______________________________
(name of general partner)

By:        /s/ Stephen A. Brenner
        Stephen A. Brenner,
        Executive Vice President, Chief Operating
        Officer and General Counsel


SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT


        The undersigned hereby executes this counterpart signature page of the Stock Purchase Agreement, dated as of December 18, 1997, by and among CNET, Inc. and certain Purchasers, including the undersigned.

        Pursuant to this Agreement, the undersigned Purchaser is purchasing 8,000 shares of Common Stock for an aggregate purchase price of $198,000.

Individual:

/s/ Douglas N. Woodrum
 (signature)

Douglas N. Woodrum
name)

Corporation, Limited Liability Company or Trust:

_______________________________
(name of entity)

By:     _________________________
Name:   _________________________
Title:  _________________________

Partnership:

_______________________________
(name of partnership)

_______________________________
(name of general partner)

By:     _________________________
Name:   _________________________
Title:  _________________________

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